Execution Version

Exhibit 10.1

JOINDER AGREEMENT AND WAIVER

THIS JOINDER AGREEMENT AND WAIVER, dated as of May 2, 2023 (this “Agreement”) is entered into by and between Baytree, Inc., a corporation organized under the laws of Delaware (the “Additional Originator”), with its principal place of business located at 980 Jolly Road, Blue Bell, PA 19422 and PNC Bank, National Association (the “Administrative Agent”).

BACKGROUND:

A.
BrightView Funding LLC, a Delaware limited liability company (the “Buyer”) and the various entities from time to time party thereto, as Originators (collectively, the “Originators”), have entered into that certain Purchase and Sale Agreement, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”).
B.
The Additional Originator desires to become an Originator pursuant to Section 4.3 of the Purchase and Sale Agreement.
C.
Western Landscape Construction, an Originator under the Purchase and Sale Agreement, has notified the Administrative Agent that on January 19, 2023, Western Landscape Construction’s name was changed to GTI 1, Inc., and (i) the Administrative Agent was not notified within the time periods required pursuant to the Transaction Documents (the “Name Change Event”).
D.
In connection with amendments to the Credit Agreement, UCC-1 financing statements naming each Originator, as debtor, and the J.P. Morgan Chase Bank, N.A., as secured party, were filed and such financing statements included a description of the related collateral as “all assets” of such debtor (the “Filing Events” and together with the Name Change Events, the “Subject Breaches”).
E.
The Subject Breaches constitute Events of Default or Unmatured Events of Default (such Events of Default or Unmatured Events of Default or any failure to give notice thereof and any breach of a representation, warranty, certification or statement regarding the absence of any Event of Default or Unmatured Event of Default, in each case, solely to the extent arising from the Subject Breaches, the “Subject Events”).
F.
The Administrative Agent and the Majority Lenders wish to waive the occurrence of the Subject Events, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator and the Administrative Agent hereby agree as follows:

SECTION 1.
Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Financing Agreement (as defined in the Purchase and Sale Agreement).
SECTION 2.
Transaction Documents. The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 4.3 of the Purchase and Sale Agreement, the Additional Originator shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. The Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.
SECTION 3.
Waiver; Limitations; Certain Agreements.
(b)
Subject to the terms and conditions set forth herein, the Administrative Agent and the Majority Lenders hereby waive the occurrence of the Subject Events; provided that the Servicer shall provide the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent of the filing of UCC-3 financing statements amendments to the UCC financing statements relating to the Filing Events releasing the Receivables and Related Rights from the applicable collateral descriptions within 30 days (or such longer period as the Administrative Agent may approve in writing in its sole discretion) of the date hereof and any failure to deliver such evidence shall constitute an Event of Default.
(c)
Notwithstanding anything to the contrary herein or in any Transaction Document, by executing this Agreement, the Administrative Agent and any Lender are not now waiving, nor has the Administrative Agent or any Lender agreed to waive in the future, the breach of (or any rights and remedies related to the breach of) any provisions of the Purchase and Sale Agreement or any other Transaction Document other than the Subject Events as strictly described herein. Each of the Administrative Agent and each Lender hereby specifically reserves any and all rights, remedies and claims it has with respect to any other breach of the provisions of the Purchase and Sale Agreement or any other Transaction Document (other than the Subject Events as strictly described herein) that may occur at any time. Each of the Administrative Agent and each Lender expressly reserves any and all rights, claims and remedies that it has or may have against the Buyer, the Servicer, the Originator or any other Person under the Purchase and Sale Agreement, any other Transaction Document or any applicable law or otherwise.
(d)
Without limiting the generality of the foregoing and for the avoidance of doubt, neither the Administrative Agent nor any Lender is hereby waiving or releasing, nor has it agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from, the Buyer, the Servicer, the Originator or any other Person under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from Subject Events or otherwise.

SECTION 1.
Name Change. The parties hereby acknowledge that all references to Western Landscape Construction in the Transaction Documents shall be understood to refer to its new name, GTI 1, Inc.
SECTION 2.
Representations and Warranties. The Additional Originator hereby makes all of the representations and warranties set forth in Article V (to the extent applicable) of the Purchase and Sale Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein. The Additional Originator hereby represents and warrants that its “location” (as defined in the applicable UCC) is Delaware, and the offices where the Additional Originator keeps all of its books and records concerning the Receivables and Related Security is as follows:

980 Jolly Road
Blue Bell, Pennsylvania 19422

SECTION 3.
Miscellaneous.
(a)
Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(b)
Transaction Document. This Agreement shall be a Transaction Document for purposes of the Receivables Financing Agreement.
(c)
Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(d)
GOVERNING LAW AND JURISDICTION.
i.
THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

ii.
EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(e)
This Agreement is executed by the Additional Originator for the benefit of the Buyer, and its assigns, and each of the foregoing parties may rely hereon. This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

BAYTREE, INC.

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

Consented to:

BRIGHTVIEW FUNDING LLC

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

[Signature Page – Joinder Agreement]

PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent

By: /s/ Chris Blaney

Name: Chris Blaney

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION
as LC Bank and as Lender

By: /s/ Chris Blaney

Name: Chris Blaney

Title: Senior Vice President

[Signature Page – Joinder Agreement]

MUFG BANK, LTD.
as LC Participant and as Lender

By: /s/ Eric Williams

Name: Eric Williams

Title: Managing Director

[Signature Page – Joinder Agreement]

BRIGHTVIEW LANDSCAPES, LLC

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

BRIGHTVIEW CHARGERS, INC.

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

BRIGHTVIEW ENTERPRISE
SOLUTIONS, LLC

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

BRIGHTVIEW LANDSCAPE SERVICES,
INC., an Arizona corporation

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Treasurer

BRIGHTVIEW LANDSCAPE SERVICES,
INC., a California corporation

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Treasurer

BRIGHTVIEW LANDSCAPE SERVICES,
INC., a Colorado corporation

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Treasurer

[Signature Page – Joinder Agreement]

BRIGHTVIEW LANDSCAPE SERVICES,
INC., a Florida corporation

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Treasurer

BRIGHTVIEW LANDSCAPE SERVICES,
INC., a Georgia corporation

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Treasurer

BRIGHTVIEW LANDSCAPE SERVICES,
INC., a Nevada corporation

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Treasurer

BRIGHTVIEW LANDSCAPE SERVICES,
INC., a Texas corporation

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Treasurer

BRIGHTVIEW LANDSCAPE
DEVELOPMENT, INC.

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

[Signature Page – Joinder Agreement]

BRIGHTVIEW GOLF MAINTENANCE,
INC.

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Chief Financial Officer and Assistant Treasurer

BRIGHTVIEW TREE CARE SERVICES,
INC.

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Chief Financial Officer and Assistant Treasurer

GTI 1, INC.

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

U. S. LAWNS, INC.

By: /s/ Robert Tyler

Name: Robert Tyler

Title: Assistant Treasurer

[Signature Page – Joinder Agreement]